PACE® Select Advisors Trust

February 2, 2018

Supplement to the prospectuses relating to Class A, Class C and Class Y shares and Class P shares and the Statement of Additional Information ("SAI"), each dated November 28, 2017.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

•  PACE® Government Money Market Investments

Dear Investor,

The purpose of this supplement is to update information regarding the funds comprising PACE Select Advisors Trust (the "funds").

PACE® Global Real Estate Securities Investments ("PACE Global Real Estate Securities") ceased offering Class Y shares effective on January 25, 2018. New or additional investments into Class Y shares of PACE Global Real Estate Securities will not be permitted after January 25, 2018.

In addition, effective immediately, the first paragraph in the section titled "Organization of the trust; trustees and officers; principal holders and management ownership of securities—Leadership structure and qualifications of the board of trustees" in the SAI is replaced with the following:

The board is responsible for oversight of the funds. The board is currently composed of five trustees, four of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Trustees"). The remaining trustee, Prof. Feldberg, is independent of UBS AM but is an "interested person" of the funds within the meaning of the Investment Company Act because he holds a senior position with a registered broker dealer that may execute transactions with the funds from time to time. The board members have selected Prof.

ZS-936

Feldberg to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. In selecting Prof. Feldberg to act as chairman of the board, the Independent Trustees considered Prof. Feldberg's technical classification as an "interested person" of the funds and determined that, because he is independent of UBS AM, it is unnecessary to have a lead independent trustee. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS Financial Services Inc. or UBS AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board's oversight.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

©UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.